UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 632 0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) GenVec, Inc. 2011 Omnibus Incentive Plan

On June 15, 2011, the stockholders of GenVec, Inc. (the “Company”) approved the GenVec, Inc. Omnibus Incentive Plan (the “2011 Incentive Plan”) at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”). A description of the 2011 Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011, in the section entitled “Proposal 4 Adoption of the GenVec, Inc. 2011 Omnibus Incentive Plan,” which is incorporated in this report by reference. This description is qualified in its entirety by reference to the copy of the 2011 Incentive Plan that is attached as Exhibit 10.1 to this current report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 15, 2011. Of the 12,917,138 shares of common stock outstanding on April 21, 2011, a total of 10,174,473 shares of common stock were represented in person or by proxy, constituting a quorum.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011. Results of votes with respect to proposals submitted at that meeting are as follows:

Proposal 1

To elect four directors to the Company’s Board of Directors, three to serve a three-year term and one to serve a two-year term or until their successors are qualified and elected. The votes regarding these nominees were as follows:

Nominee	For	Withhold
Adel A.F. Mahmoud, M.D., Ph.D., for a three-year term	2,625,578	332,183
Marc R. Schneebaum, for a three-year term	2,606,368	351,393
Kevin M. Rooney, for a three-year term	2,606,664	351,097
Edward M. Connor, Jr., M.D., for a two-year term	2,623,983	333,778

Proposal 2

To approve by a non-binding advisory vote compensation of the Company’s named executive officers.  Shareholders approved this proposal.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,322,525	590,130	45,105	7,216,713

Proposal 3

To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,117,538	185,180	1,477,263	177,779	7,216,713

Based on these results, the Board has determined that the Company will hold an advisory vote on executive compensation every three years.

Proposal 4

To approve the adoption of the GenVec, Inc. 2011 Omnibus Incentive Plan. Shareholders approved this proposal. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,180,713	717,170	59,877	7,216,713

Proposal 5

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. Shareholders approved this proposal. The votes regarding this proposal were as follows:

For	Against	Abstain
9,763,666	347,504	63,303

Section 7- Regulation FD

Item 7.01. Regulation FD Disclosure.

At the Company’s Annual Meeting, the Company presented supplemental information on a slide presentation.  The slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01, as well as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

10.1           GenVec, Inc. 2011 Omnibus Incentive Plan

99.1           Slide Show Presentation dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: June 17, 2011	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	GenVec, Inc. 2011 Omnibus Incentive Plan

99.1	Slide Show Presentation dated June 15, 2011